UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21190
                                                     ---------

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         55 East 59th Street, 10th Floor
                               New York, NY 10022
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Millie Kim, Esq.
                      Citigroup Alternative Investments LLC
                           399 Park Avenue, 14th Floor
                               New York, NY 10022
    -------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 559-4999
                                                          ---------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2010
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



(KPMG LOGO)

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                  ANNUAL REPORT

                                 MARCH 31, 2010

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1
Statement of Assets and Liabilities                                            2
Schedule of Investments                                                        3
Statement of Operations                                                        5
Statements of Changes in Shareholders' Capital                                 6
Statement of Cash Flows                                                        7
Financial Highlights                                                           8
Notes to Financial Statements                                                  9
Federal Tax Information (unaudited)                                           22
Fund Management (unaudited)                                                   23
Independent Directors (unaudited)                                             24
Interested Director (unaudited)                                               25
Officers (unaudited)                                                          26

(KPMG LOGO)   KPMG LLP
              345 Park Avenue
              New York, NY 10154

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders
Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC:

We have audited the accompanying statement of assets and liabilities of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, including the schedule of investments, as of March 31, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in shareholders' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with underlying fund operators, the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2010, and the results of its operations and its cash flows for the years then ended, the changes in its shareholders' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                     KPMG LLP

May 27, 2010

           KPMG LLP, a U.S. limited liability partnership, is the U.S.
             member firm of KPMG International, a Swiss cooperative.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2010

ASSETS
Investments in Investment Funds, at fair value (cost $555,476,176)   $ 661,870,099
Cash and cash equivalents                                               12,060,137
Investments in Portfolio Funds paid in advance                          26,000,000
Receivable from Investment Funds                                        18,653,625
Other assets                                                               143,172
                                                                     -------------
      TOTAL ASSETS                                                     718,727,033
                                                                     -------------
LIABILITIES
Contributions received in advance                                       27,455,773
Redemptions payable                                                     23,584,870
Management fee payable                                                     875,527
Professional fees payable                                                  703,292
Directors' fees payable                                                     39,000
Accounts payable and other accrued expenses                                277,245
                                                                     -------------
      TOTAL LIABILITIES                                                 52,935,707
                                                                     -------------
         SHAREHOLDERS' CAPITAL (624,958.550 SHARES OUTSTANDING)      $ 665,791,326
                                                                     =============
         NET ASSET VALUE PER SHARE                                   $    1,065.34
                                                                     =============
COMPOSITION OF SHAREHOLDERS' CAPITAL
   Paid-in capital                                                   $ 737,667,000
   Accumulated net investment income                                     9,332,470
   Accumulated net realized loss on investment transactions           (187,602,067)
   Accumulated net unrealized appreciation on investments              106,393,923
                                                                     -------------
      SHAREHOLDERS' CAPITAL                                          $ 665,791,326
                                                                     =============

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2010

                                                                                                     % OF
                                                                                                 SHAREHOLDERS'
                                                                      COST **      FAIR VALUE       CAPITAL
                                                                   ------------   ------------   -------------
INVESTMENTS IN INVESTMENT FUNDS
   DIRECTIONAL EQUITY
      Artha Emerging Markets Fund LP - b                           $ 19,281,470   $ 20,405,580        3.06%
      Artis Partners 2X Ltd. - a                                     16,000,000     16,705,422        2.51
      Frontpoint Onshore Healthcare Fund 2X LP - b                    5,011,339      6,588,559        0.99
      Horseman European Select Fund - a                               9,000,000      7,464,145        1.12
      Meditor European Hedge Fund (B) Ltd. - a                        6,000,000      7,186,894        1.08
      Passport Global Strategies III LTD - f                            788,445        716,554        0.11
      Passport II LP - b                                                     --     12,688,640        1.91
      Sprott Offshore Fund II LTD Class B - a                        12,200,000      8,890,762        1.33
      Tiger Asia Overseas Fund, Ltd. Class B Offshore Fund - b       10,000,000      7,828,456        1.18
                                                                   ------------   ------------       -----
         Total Directional Equity                                    78,281,254     88,475,012       13.29
                                                                   ------------   ------------       -----
   DIRECTIONAL MACRO
      Asset Management Offshore LTD - a                              15,000,000     14,880,675        2.23
      Brevan Howard Fund Limited - a                                 10,933,478     11,556,169        1.73
      Drawbridge Global Macro Fund Ltd - SP Reserve - f                  52,619         52,674        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 10 - f                 6,399          4,015        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 11 - f                 6,287          5,599        0.00*
      Drawbridge Global Macro Fund Ltd Side Pocket 12 - f               389,436        219,846        0.03
      Drawbridge Global Macro Fund Ltd Side Pocket 4 - f                 82,628         61,027        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 5 - f                 45,977         44,606        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 6 - f                 25,653         34,069        0.01
      Drawbridge Global Macro Fund Ltd Side Pocket 7 - f                 18,929         33,302        0.01
      Drawbridge Global Macro Fund Ltd SPV Assets - f                        --        178,446        0.03
      Drawbridge Global Macro Ltd C1 H10D SP May 9 2008 - f              23,846         17,656        0.00*
      ESG Treasury Opp Portfolio LP - a                              14,000,000     14,078,153        2.11
                                                                   ------------   ------------       -----
         Total Directional Macro                                     40,585,252     41,166,237        6.18
                                                                   ------------   ------------       -----
   EVENT DRIVEN
      Alden Global Distressed Opp Fund, LP - a                       41,400,000     48,142,279        7.23
      Ashmore Asian Recovery Fund Limited - b                         8,730,763      7,093,673        1.07
      Carrington Investment Partners ( US ) LP - b                   11,074,979      2,866,873        0.43
      CPIM Structured Credit Fund 1000 INC - b                        7,408,426      1,024,050        0.15
      CPIM Structured Credit Fund 1500 INC - c                        5,993,991        660,109        0.10
      Harbinger Capital Partners Class L Holdings Series 2 - b          422,060      1,497,931        0.22
      Harbinger Capital Partners Class PE Holdings Series 1 - f       6,898,263      6,080,882        0.91
      Harbinger Capital Partners Offshore Fund I, LTD - f            15,760,206      7,968,066        1.20
      Marathon Distressed Subprime Fund (Cayman) LTD Class B - b      5,000,000      5,234,324        0.79
      Marathon Special Opp Fund LTD SP 2 - f                            611,452        606,693        0.09
      Marathon Special Opp LTD SP 4 - f                                 588,093        427,218        0.06
      Marathon Special Opportunity Fund LTD Ser. 31 Dec 2008 - f        924,928        814,556        0.12
      Marathon Special Opportunity Fund LTD SP6 - d                     276,235        240,122        0.04
      Marathon Structured Finance Fund LTD - d                       14,907,887      9,279,654        1.39
      Pardus Special Opportunities Fund I, LTD - b                   15,000,000      6,096,933        0.92
      Paulson Advantage Plus L.P. Gold Shares - b                    23,959,187     24,734,433        3.71
      Stark Investments Structured Finance Onshore Fund - d           9,442,105      8,519,018        1.28
      Taconic Offshore Fund 1.5 LTD - d                              10,000,000     10,768,622        1.62
      Third Point Partners Qualified, LP - b                         30,050,000     35,553,078        5.34
      York Credit Opportunities Fund, LP - b                         16,500,000     18,953,436        2.85
      York Credit Opportunities Unit Trust - b                        5,000,000      6,377,762        0.96
                                                                   ------------   ------------       -----
         Total Event Driven                                         229,948,575    202,939,712       30.48
                                                                   ------------   ------------       -----

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2010

                                                                                                      % OF
                                                                                                 SHAREHOLDERS'
                                                                      COST **      FAIR VALUE       CAPITAL
                                                                   ------------   ------------   -------------
INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)
   RELATIVE VALUE
      Brigade Leveraged Capital Structures LP - b                  $  6,002,972   $  7,136,889         1.07%
      Gracie Credit Opportunities Fund LP - b                        11,000,000     12,155,923         1.83
      Nisswa Fixed Income Fund LP - b                                46,500,000     59,454,281         8.93
      Perella Weinberg Partners Xerion Fund LP - b                   34,000,000     39,473,161         5.93
      Providence MBS Fund, LP - b                                    22,000,000     41,894,045         6.29
      Providence MBS Offshore Fund, LTD - b                           2,300,000     22,293,387         3.35
      SOLA 1 - a                                                     25,518,734     19,013,778         2.85
      Sola I Class L1 Master - f                                      9,481,266     11,952,864         1.79
      Stratus Feeder Fund LTD Class C - a                            11,511,640     15,039,309         2.26
      Stratus Fund Ltd - Class C - a                                  3,300,000      9,029,240         1.36
      Stratus Fund LTD Double Lev Class C Side Pocket - f               187,975        185,822         0.03
      Structured Service Holdings LP - a                             23,358,508     57,365,878         8.62
      Structured Service Holdings LTD - a                            11,500,000     34,294,561         5.15
                                                                   ------------   ------------       ------
         Total Relative Value                                       206,661,095    329,289,138        49.46
                                                                   ------------   ------------       ------
TOTAL INVESTMENTS IN INVESTMENT FUNDS                              $555,476,176   $661,870,099        99.41
                                                                   ============
OTHER ASSETS, LESS LIABILITIES                                                       3,921,227         0.59
                                                                                  ------------       ------
SHAREHOLDERS' CAPITAL                                                             $665,791,326       100.00%
                                                                                  ============       ======

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*    Amounts are less than 0.005%.

** - The Company records a realized gain or loss on its investment in Investment Funds only to the extent that the cost of such investment as well as any Side Pocket has been fully recovered through previous redemptions from investments in Investment Funds.

a  - Redemptions permitted monthly.

b  - Redemptions permitted quarterly.

c  - Redemptions permitted semi annually.

d  - Redemptions permitted annually.

f - Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund.

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
   Interest income                                                          $      6,979
                                                                            ------------
      TOTAL INVESTMENT INCOME                                                      6,979
                                                                            ------------
EXPENSES
   Management fees                                                             8,724,788
   Accounting fees                                                             1,260,362
   Risk monitoring fees                                                          885,786
   Subscription and redemption fees                                              328,672
   Professional fees                                                             298,157
   Directors' fees and expenses                                                   78,000
   Custodian fees                                                                 21,298
   Miscellaneous expenses                                                        218,095
                                                                            ------------
      TOTAL EXPENSES                                                          11,815,158
                                                                            ------------
      NET INVESTMENT LOSS                                                    (11,808,179)
                                                                            ------------
NET REALIZED GAIN/LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   ON INVESTMENTS IN INVESTMENT FUNDS
   Net realized gain/(loss) on sales of investments in Investment Funds       33,123,620
   Net change in unrealized appreciation/depreciation on investments in
      Investment Funds                                                        98,603,651
                                                                            ------------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN INVESTMENT FUNDS    131,727,271
                                                                            ------------
NET INCREASE IN SHAREHOLDERS' CAPITAL FROM OPERATIONS                       $119,919,092
                                                                            ============

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' CAPITAL
                   FOR THE YEARS ENDED MARCH 31, 2010 AND 2009

                                                                                  2010            2009
                                                                             -------------   -------------
OPERATIONS
   Net investment loss                                                       $ (11,808,179)  $ (17,276,345)
   Net realized gain/(loss) on sales of investments in Investment Funds         33,123,620     (47,690,528)
   Net change in unrealized appreciation/depreciation on investments
      in Investment Funds                                                       98,603,651     (46,582,350)
                                                                             -------------   -------------
      NET INCREASE/(DECREASE) IN SHAREHOLDERS' CAPITAL FROM OPERATIONS         119,919,092    (111,549,223)
                                                                             -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                                    (85,488,824)       (122,666)
   Distributions from net realized gains                                                --     (17,339,104)
                                                                             -------------   -------------
      DECREASE IN SHAREHOLDERS' CAPITAL FROM DISTRIBUTIONS TO SHAREHOLDERS     (85,488,824)    (17,461,770)
                                                                             -------------   -------------
SHAREHOLDERS' CAPITAL TRANSACTIONS
   Capital contributions                                                       155,524,519     256,965,644
   Reinvestment of distributions                                                81,914,430      15,476,284
   Capital withdrawals                                                        (121,606,714)   (199,611,798)
                                                                             -------------   -------------
      INCREASE IN SHAREHOLDERS' CAPITAL FROM CAPITAL TRANSACTIONS              115,832,235      72,830,130
                                                                             -------------   -------------
   SHAREHOLDERS' CAPITAL AT BEGINNING OF YEAR                                  515,528,823     571,709,686
                                                                             -------------   -------------
   SHAREHOLDERS' CAPITAL AT END OF YEAR (624,958.550 AND 512,570.369
      SHARES OUTSTANDING AT MARCH 31, 2010 AND 2009, RESPECTIVELY)           $ 665,791,326   $ 515,528,823
                                                                             =============   =============
ACCUMULATED NET INVESTMENT INCOME/(LOSS)                                     $   9,332,470   $  (3,054,103)
                                                                             =============   =============

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF CASH FLOWS
                            YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in shareholders' capital from operations                         $ 119,919,092
Adjustments to reconcile net increase in shareholders' capital from operations to net cash used in operating activities:
   Purchases of investments in Investment Funds                                (286,640,970)
   Proceeds from disposition of investments in Investment Funds                 304,558,025
   Net realized (gain)/loss on sales of investments in Investment Funds         (33,123,620)
   Change in net unrealized appreciation on investments in Investment Funds     (98,603,651)
   Changes in operating assets and liabilities:
      Decrease in prepaid professional fees                                         622,729
      Decrease in other assets                                                       24,938
      Increase in management fee payable                                             90,562
      Decrease in professional fees payable                                         (76,292)
      Decrease in directors' fees payable                                           (39,000)
      Decrease in accounts payable and other accrued expenses                      (185,936)
                                                                              -------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                   6,545,877
                                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                        177,590,292
   Distributions paid in cash                                                    (3,574,394)
   Payments for shares redeemed                                                (208,563,488)
                                                                              -------------
      NET CASH USED IN FINANCING ACTIVITIES                                     (34,547,590)
                                                                              -------------
      NET DECREASE IN CASH AND CASH EQUIVALENTS                                 (28,001,713)
Cash and cash equivalents at beginning of year                                   40,061,850
                                                                              -------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                      $  12,060,137
                                                                              =============
SUPPLEMENTAL NON-CASH INFORMATION:
   Increase in contributions received in advance                              $  22,065,773
                                                                              =============
   Decrease in redemptions payable                                            $ (86,956,774)
                                                                              =============

See accompanying notes to financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     2010           2009           2008           2007           2006
                                                 ------------   ------------   ------------   ------------   ------------
Net Asset Value, beginning of year:              $   1,005.77   $   1,216.46   $   1,207.54   $   1,241.60   $   1,115.09
   Income (loss) from investment operations:*
   Net investment loss                                 (22.13)        (29.47)        (34.29)        (28.26)        (26.88)
   Net realized and unrealized gain/(loss) on
      investments                                      247.91        (153.56)        133.84         108.05         153.39
                                                 ------------   ------------   ------------   ------------   ------------
      TOTAL FROM INVESTMENT OPERATIONS                 225.78        (183.03)         99.55          79.79         126.51
                                                 ------------   ------------   ------------   ------------   ------------
   Distributions from net investment income           (166.21)            --             --         (47.12)            --
   Distributions from net realized gains                   --         (27.66)        (90.63)        (66.73)            --
                                                 ------------   ------------   ------------   ------------   ------------
      TOTAL DISTRIBUTIONS                             (166.21)        (27.66)            --             --             --
                                                 ------------   ------------   ------------   ------------   ------------
Net Asset Value, end of year:                    $   1,065.34   $   1,005.77   $   1,216.46   $   1,207.54   $   1,241.60
                                                 ============   ============   ============   ============   ============
TOTAL RETURN                                            23.21%        (15.05%)         8.24%          6.43%         11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                          $665,791,326   $515,528,823   $571,709,686   $327,210,824   $188,116,360
                                                 ============   ============   ============   ============   ============
Portfolio turnover                                      38.58%         41.45%         30.05%         69.45%         57.90%
Ratio of expenses to average net assets**, ***           2.04%          2.63%          2.90%          2.51%          2.60%
Ratio of net investment loss to average net
   assets**, ***                                        (2.04%)        (2.62%)        (2.87%)        (2.37%)        (2.35%)

     The above ratios may vary for individual investors based on the timing of capital transactions during the period.

* Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

** The ratios of total expenses and net investment loss to average members' capital does not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Company.

*** As noted in Note 9 of the accompanying notes, the ratios above include subscription and redemption fees of $328,672. Had the Fund not incurred these fees, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.99% and (1.98%), respectively. Furthermore, for the prior years ended March 31, 2009 and 2008, the Company incurred redemption fees of $2,199,068 and $2,151,669, respectively. Had the Fund not incurred these fees, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.30% and (2.29%) for the year end March 31, 2009 and 2.40% and (2.37)% for the year ended March 31, 2008, respectively. There were no subscription or redemption fees for the years ended March 31, 2007 or 2006.

See accompanying notes to financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010

1.   ORGANIZATION

     Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 ("1933 Act").

     The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

     Shares of the Company ("Shares") are sold to eligible investors (referred to as "Shareholders"). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

     Citigroup Alternative Investments LLC ("CAI" or the "Adviser"), a Delaware limited liability company and an indirect, wholly owned subsidiary of Citigroup Inc., serves as the Company's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company's assets to various Investment Funds. Under the Company's governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A.   PORTFOLIO VALUATION

     Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated "side letter" or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company's investments in Investment Funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each Investment Fund.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are not included in the management fees reflected in the Statement of Operations.

     The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as "special situation" (often called "Side-Pocket") investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund's illiquid assets in exchange for cash.

     As a general matter, the fair value of the Company's investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company's investment was sold in an orderly transaction at the time of valuation. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a shareholder's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. The Company considers if a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. However, the effects of any discounts related to redemption restrictions or lock-up periods were determined by the Adviser to be insignificant at March 31, 2010, and therefore, no discounts were applied to the fair value of the Investment Funds. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

     B.   NET ASSET VALUE DETERMINATION

     The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

     Retroactive adjustments to the Company's net asset value might be made after the valuation date which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. The valuations reported by the Investment Funds, upon which the Company calculates its month end net asset value may be subject to adjustment subsequent to the valuation date, based on information which becomes available after that valuation date. For example, fiscal year-end net

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company's net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company's valuation procedures.

     Retroactive adjustments to the Company's net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company's valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company's net asset value, will be made only if they both (i) are caused by a misapplication of the Company's valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company's Valuation Committee and to affected shareholders.

     Effective June 30, 2009, the Company adopted a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. Prior to June 30, 2009, that automatic 90-day adjustment period was not in effect and retroactive valuation or share adjustments were not made.

     In circumstances where a retroactive adjustment is not made under the circumstances described above, then Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company's net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

     C.   INCOME RECOGNITION AND EXPENSES

     Interest income is recognized on an accrual basis as earned. Expenses are recognized as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

     The change in an Investment Fund's net asset value is included in net change in unrealized appreciation on investments in Investment Funds on the Statement of Operations. The Company records a realized gain or loss on its investment in Investment Funds only to the extent that the cost of such investment as well as any Side Pocket has been fully recovered through previous redemptions from investment in Investment Funds.

     The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     Company's account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

     D.   INCOME TAXES

     The Company became a corporation that is taxed as a regulated investment company as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

     It is the Company's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies ("RICs") and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. Therefore, no federal income or excise tax provision is required for the Company's financial statements. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company's tax return for all open tax years and has concluded, as of March 31, 2010, no provision for income tax would be required in the Company's financial statements. The Company's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     E.   CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     F.   USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     G.   NEW ACCOUNTING PRONOUNCEMENTS

     On July 1, 2009, the FASB issued Accounting Standards Codification Topic 105, GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105") (formerly known as Financial Accounting Standards No. 168, the FASB ACCOUNTING STANDARDS CODIFICATION AND HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: A REPLACEMENT OF FASB STATEMENT NO. 162), as the single source of authoritative U.S. GAAP for nongovernmental entities. ASC 105 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in ASC 105, and all other accounting literature not included in ASC 105 is nonauthoritative. ASC 105 will amend the Company's disclosure for references to accounting guidance to include reference to the applicable section of ASC 105.

     In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12 ("ASU 2009-12"), INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT), which includes guidance on fair value measurements and disclosures relating to investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). The guidance permits, as a practical expedient, an entity holding investments in certain entities that calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. The guidance also requires disclosure of the attributes of investments within the scope of the guidance by major category of investment. Such disclosures include the nature of any restrictions on an investor's ability to redeem its investments at the measurement date, any unfunded commitments and the investment strategies of the investee. The guidance permits investments to be characterized as Level 2 investments if the entity holding the investment has the ability to redeem its investment with the investee at net asset value per share at the measurement date, on at least a quarterly basis. The guidance is effective for interim and annual periods ending after December 15, 2009. The Company has adopted this disclosure effective with the issuance of its March 31, 2010 financial statements, which has caused many of the Company's investments to be classified as Level 2 as compared to the prior classification as Level 3.

     In January 2010, the FASB issued ASU No 2010-06 ("ASU 2010-06"), IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which requires new disclosures and provides amendments to ASC Subtopic 820-10 clarifying existing disclosures. The new disclosures relate to transfers in and out of Level 1 and 2 investments, and disclosures about purchases, sales, issuances, and settlements of Level 3 investments on a gross basis. The guidance also clarifies existing disclosures regarding the level of disaggregation and disclosures about inputs and valuation techniques. The disclosures regarding transfers in and out of Level 1 and 2 investments, and clarifications to existing disclosures are effective for interim and annual periods beginning after December 15, 2009. The disclosures regarding disclosures of Level 3 investment rollforward of activity on a gross basis are effective for fiscal years beginning after December 15, 2010. The Company is currently evaluating the impact of these disclosures on its financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     In February 2010, the FASB issued ASU No. 2010-09 ("ASU 2010-09"), SUBSEQUENT EVENTS: AMENDMENTS TO CERTAIN RECOGNITION AND DISCLOSURE REQUIREMENTS, which amends ASC Subtopic 855-10. ASU 2010-09 describes amendments which clarify which entities are required to evaluate subsequent events through the date the financial statements are issued and the scope of the disclosure requirements related to subsequent events, and is effective upon issuance. The adoption of this guidance has no material impact on the Company's financial statement disclosures.

3.   FAIR VALUE DISCLOSURES

     In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurement). The guidance establishes three levels of fair value as listed below.

     Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

     Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

     Level 3- Inputs that are unobservable.

     The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2010. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which, in accordance with ASU 2009-12, would affect its disclosure. The Company had no unfunded capital commitments as of March 31, 2010.

     Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. The Investment Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. One Investment Fund in this strategy, representing approximately 1 percent in this strategy, is an illiquid side pocket investment, and has suspended redemptions. The remaining approximately 99 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are DISCRETIONARY and SYSTEMATIC trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in "spread" positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Generally, the Investment Funds within this strategy have monthly liquidity, subject to a 5 to 90 day notice period. Investment Funds in this strategy, representing approximately 1 percent, are illiquid side pocket investments with suspended redemptions. The remaining approximately 99 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include "merger arbitrage" and "distressed securities". Generally, the Investment Funds within this strategy have monthly to annual liquidity, subject to a 30 to 180 day notice period. Investment Funds in this strategy, representing approximately 16 percent, are illiquid side pocket investments with suspended redemptions. In addition, approximately 17 percent of the Investment Funds in this strategy have gated redemptions, which are expected to be lifted within 12 months. The remaining approximately 67 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     Relative value arbitrage strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing approximately 4 percent, are illiquid side pocket investments with suspended redemptions. The remaining approximately 96 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

     The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

     The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

     A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used as of March 31, 2010, in valuing the Company's assets and liabilities carried at fair value:

                                                                                   Level 2              Level 3
                                        Total Fair Value at      Level 1         Significant          Significant
Description                                March 31, 2010     Quoted Prices   Observable Inputs   Unobservable Inputs
-----------                             -------------------   -------------   -----------------   -------------------

Investments in Investment Funds
   Directional Equity                       $ 88,475,012           $--           $ 87,758,458        $    716,554
   Directional Macro                          41,166,237            --             40,514,997             651,240
   Event Driven                              202,939,712            --            146,963,378          55,976,334
   Relative Value                            329,289,138            --            277,677,291          51,611,847
                                            ------------           ---           ------------        ------------
Total Investments in Investment Funds       $661,870,099           $--           $552,914,124        $108,955,975
                                            ============           ===           ============        ============


CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

                                                    CHANGE IN
                                                    UNREALIZED                    TRANSFERS IN
                    BALANCE AS OF REALIZED GAIN / APPRECIATION / NET PURCHASES /  AND/OR OUT OF                      BALANCE AS OF
DESCRIPTION        MARCH 31, 2009     (LOSS) *     DEPRECIATION      (SALES)         LEVEL 3     RECLASSIFICATIONS** MARCH 31, 2010
-----------        -------------- --------------- -------------- --------------- --------------- ------------------- --------------
Directional Equity  $ 91,241,879    $(2,173,321)    $ 1,087,374   $ (8,541,772)  $ 6,860,852***    $ (87,758,458)     $    716,554
Directional Macro     11,588,192        174,103         525,671     28,878,271            --         (40,514,997)          651,240
Event Driven         130,143,879     21,555,431       9,226,817     42,013,585            --        (146,963,378)       55,976,334
Relative Value       253,673,730     13,540,223      87,763,789    (18,827,752)   (6,860,852)***    (277,677,291)       51,611,847
                    ------------    -----------     -----------   ------------   -----------       -------------      ------------
Total               $486,647,680    $33,096,436     $98,603,651   $ 43,522,332   $        --       $(552,914,124)     $108,955,975
                    ============    ===========     ===========   ============   ===========       =============      ============

     Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2010 is $16,383,713.

* The realized gain/(loss) in the above rollforward excludes holdback realized gain/(loss) of $27,184 received by the Fund during the year ended March 31, 2010 relating to March 31, 2009 redemptions. Such amount is included in the total realized gain/(loss) on the Statement of Operations.

** Reclassifications represent investments in Investment Funds that were previously categorized as Level 3 investments for the year ended March 31, 2009. In accordance with recently issued authoritative guidance, these investments are being reclassified as Level 2 investments as of March 31, 2010.

*** Transfer relates to a change in investment strategy from the relative value to directional equity strategy during the year ended March 31, 2010.

     All net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

4.   MANAGEMENT FEE, ADMINISTRATIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

     The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company will pay the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders' capital.

     Placement agents may be retained by the Company to assist in the placement of the Company's Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose Shares the agent places. The specific amount of the placement fee paid with respect to a Shareholder is generally dependent on the size of the investment in the Company.

     Citigroup Global Markets, Inc. ("CGM"), an affiliate of CAI and a wholly owned subsidiary of Citigroup, Inc. serves as a placement agent of the Company's Shares. For the year ended March 31, 2010, the Company paid $1,217,956 in placement fees to CGM on the Company's Shares. Such fees are deducted from an investor's gross contribution amount.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     The Company has entered into agreements with third parties to act as additional placement agents for the Company's Shares. Placement fees may range from 0 to 3%. In addition to the placement fee paid by Shareholders, the Adviser and/or its affiliates will pay placement agents an annual fee. The annual fee is paid from the Adviser's own resources (or those of its affiliates).

     CAI and PNC Global Investment Servicing Inc. ("PNCGIS"), an independent third party and wholly-owned subsidiary of The PNC Financial Services Group, have separate agreements with the Company and act as co-administrators to the Company. CAI, as co-administrator, receives no fees for providing administrative services to the Company. PNCGIS provides certain accounting, recordkeeping, tax and investor related services. PNCGIS charges fees for their services based on a rate applied to the average net assets and are charged directly to the Company.

     Effective January 1, 2008, each Director who is not an "interested person" of the Company, as defined by the 1940 Act, receives an annual retainer of $20,000 plus a Board of Directors meeting fee of $1,000 and a telephone meeting fee of $500. The Chairman of the Audit Committee receives an additional fee of $3,000 per year. Any Director who is an "interested person" does not receive any annual or other fee from the Company.

     All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by the Company for the year ended March 31, 2010 were $78,000.

     PFPC Trust Company (an affiliate of PNCGIS) serves as custodian of the Company's assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2010 were $21,298.

5.   SECURITIES TRANSACTIONS

     The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2010, net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation from inception to March 31, 2010.

Cost of purchases *             $333,274,042
                                ============
Proceeds from sales *           $289,778,894
                                ============
Gross unrealized appreciation   $166,250,190
Gross unrealized depreciation    (59,856,267)
                                ------------
Net unrealized appreciation     $106,393,923
                                ============

* Cost of purchases and proceeds from sales include non-cash transfers of $72,633,072 for the year ended March 31, 2010.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

6.   CONTRIBUTIONS, REDEMPTIONS, AND ALLOCATION OF INCOME

     Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. CAI has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. CAI expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

     Transactions in Shares were as follows for the years ended March 31, 2010 and 2009:

                                                  March 31, 2010   March 31, 2009
                                                  --------------   --------------
Shares outstanding, beginning of year               512,570.369      469,978.204
Shares purchased                                    146,054.199      217,973.542
Shares issued for reinvestment of distributions      80,411.975       15,907.561
Shares redeemed                                    (114,077.993)    (191,288.938)
                                                   ------------     ------------
Shares outstanding, end of year                     624,958.550      512,570.369
                                                   ============     ============

7.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company's risk of loss in these Investment Funds is limited to the value of it's investment in the respective Investment Funds.

8.   INCOME TAXES

     The tax basis of distributable earnings shown in the table below represent distribution requirements the Company must satisfy under the income tax regulations, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

 Undistributed     Capital loss   Post-October capital   Net unrealized
ordinary income    carryforward           loss            depreciation
---------------   -------------   --------------------   --------------
  $10,131,922     $(54,139,447)      $(2,061,929)         $(25,806,220)

     The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for federal income tax purposes is adjusted for items of taxable income allocated the Company from the Investment Funds. The allocated taxable income is reported to the Company by each Investment Fund on Schedule K-1. The aggregate cost on Investment Funds for federal income tax purposes is therefore calculated and presented annually as of March 31. The aggregate cost on Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes is noted below.

Federal tax cost of Investment Funds   $687,676,319
                                       ============
Gross unrealized appreciation          $          0
Gross unrealized depreciation           (25,806,220)
                                       ------------
Net unrealized depreciation            $(25,806,220)
                                       ============

     Net investment income (loss) and net realized gain (loss) differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company.

     Accordingly, the following amounts have been reclassified for March 31, 2010, and are primarily due to the different book to tax treatment for the distributive share of partnership items and different book to tax treatment for gains realized on the sale of Investment Funds classified as passive foreign investment companies.

     Net assets of the Company were unaffected by the reclassifications.

    Accumulated net        Accumulated net realized
investment income (loss)      loss on investments     Paid-in capital
------------------------   ------------------------   ---------------
      $109,683,576              $(105,859,556)         $(3,824,020)

     For the year ended March 31, 2010, the tax character of distributions paid by the Company was $85,488,824 ordinary income. For the year ended March 31, 2009, the tax character of distributions paid by the Company was $6,403,370 ordinary income and $11,058,400 of long term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

     As of March 31, 2010, the Company has a capital loss carryforward of $54,139,447, which is available to offset future capital gains. If not utilized against capital gains, this capital loss carryforward will expire on March 31, 2018.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

     As permitted by federal tax rules, the Company intends to treat capital losses of $2,061,929 incurred between November 1, 2009 and March 31, 2010 as being incurred during the tax year ending on March 31, 2011. These losses are available to offset future capital gains, if any.

9.   REDEMPTION PENALTY

     During the year ended March 31, 2010, the Company paid redemption penalties totaling $328,672. The redemption penalties were charged to the Company for redeeming its interests of certain Investment Funds prior to the expiration of applicable lock-up periods. The payment of these penalties released the Company from any further liability for its investments in the applicable Investment Funds and is recorded as an operating expense in the Statement of Operations.

10.  SUBSEQUENT EVENTS

     On April 14, 2010, a transaction was announced in which SkyBridge Capital ("SkyBridge") will acquire certain businesses of Citigroup Alternative Investments LLC, the Company's investment adviser. SkyBridge is a global alternative investment firm registered as an investment adviser with the Securities and Exchange Commission and having approximately $1.4 billion under management.

     Mr. Raymond Nolte, currently CEO of Citigroup Alternative Investments LLC's Fund of Hedge Funds Group and a Director, President and Portfolio Manager of the Company, will join SkyBridge as a Managing Partner and Chief Investment Officer. All investment professionals of the Adviser that currently have significant involvement in the Company's operations are expected to join SkyBridge as well.

     On May 4th, 2010, the Company's Board of Directors met to consider the planned transition of the Company's investment advisory services and determined that concurrent with the consummation of the transaction, the appointment of SkyBridge as the Company's investment adviser is in the best interests of the Company and its shareholders. In accordance with applicable Securities and Exchange Commission rules, a special meeting of shareholders will be scheduled and proxy materials will be distributed for shareholders to vote on a new advisory contract with SkyBridge. Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

     Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

FEDERAL TAX INFORMATION (UNAUDITED)

For individual shareholders, 0.98% of the ordinary income dividends paid during the year ended March 31, 2010 have been designated as qualified dividend income.

For corporate shareholders, 0.52% of the ordinary income dividends paid during the year ended March 31, 2010 have been designated as being eligible for the corporate dividends received deduction.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                FUND MANAGEMENT
                                  (UNAUDITED)

     The Company's officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser, their subsidiaries or Citigroup. The other Directors are not affiliated with the Adviser, their subsidiaries or Citigroup and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies managed, advised, administered or distributed by Citigroup or its subsidiaries. A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the Limited Liability Company Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

     Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser or its affiliates. The address for each Director and officer in his or her capacity as such is 55 East 59th Street, 10th Floor, New York, New York 10022.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              INDEPENDENT DIRECTORS
                             (INFORMATION UNAUDITED)

                                                                               NUMBER OF
                 POSITION(S)         TERM OF               PRINCIPAL         PORTFOLIOS IN
                  HELD WITH        OFFICE* AND           OCCUPATION(S)        FUND COMPLEX
     NAME            THE            LENGTH OF               DURING             OVERSEEN BY         OTHER DIRECTORSHIPS
   AND AGE         COMPANY         TIME SERVED           PAST 5 YEARS           DIRECTOR            HELD BY DIRECTOR
   -------       -----------   ------------------   ----------------------   -------------   ------------------------------
Charles Hurty      Director    November 2002        Business Consultant      One             Promark Global Advisors; CS
(born 1943)                    to present           since October 2001;                      Alternative Capital Registered
                                                    prior thereto, partner                   Funds (6 portfolios); iShares
                                                    with accounting firm                     Trust and iShares, Inc. (186
                                                    of KPMG LLP.                             portfolios)

Steven Krull       Director    November 2002        Professor of Finance     One             Cadogan Opportunistic
(born 1957)                    to present           at Hofstra University;                   Alternatives Fund, LLC
                                                    Business Consultant.

Josh Weinreich     Director    December 2006 to     Retired since 2004.      One             Smart Pros Inc. (a distance
(born 1960)                    present (served as   1985 to 2004 held                        learning company that provides
                               an Advisory          various executive                        content for continuing
                               Director from        positions at Bankers                     education);
                               January 2006 to      Trust/Deutsche Bank.                     Endowment Hedge
                               November 2006)                                                Fund
                                                                                             Subcommittee of Cornell
                                                                                             University

In addition to their roles as Independent Directors of the Company, each of Steven Krull and Josh Weinreich serve on special independent committees representing other clients of the Adviser. The committee engagements and related compensation are described below. These matters have been reviewed by the Company's Board of Directors, which determined that the engagements are appropriate for Independent Directors of the Company.

Mr. Krull serves on the Advisory Committee for the Adviser's HedgeForum business. HedgeForum is a program under which third-party private investment funds are diligenced by the Adviser and then made available for direct investment by sophisticated investors. Mr. Krull is one of three members of the HedgeForum Advisory Committee (all committee members are unaffiliated with the Adviser) and receives for his services an annual retainer of $12,000 plus certain meeting fees and reimbursements for out of pocket expenses. For the year ended March 31, 2009, Mr. Krull received $12,000 in connection with this engagement. All such costs are borne by the third-party investment funds participating in the HedgeForum offering.

Mr. Weinreich serves on the Conflicts Committee for the Adviser. That committee is charged primarily with reviewing conflict-of-interest transactions initiated by the Adviser that require client consent and has been authorized in most instances to provide the needed consent on behalf of the client. Mr. Weinreich is one of two members of the Adviser's Conflicts Committee (all committee members are unaffiliated with the Adviser) and receives for his services an annual retainer of $12,000 plus certain meeting fees and reimbursements for out of pocket expenses. For the year ended March 31, 2009, Mr. Weinreich received $12,000 in connection with this engagement. All such costs are borne by the clients whose interests are represented by the Conflicts Committee.

As an Advisory Director, Mr. Weinreich participated in Board meetings in the same manner as a full Director, except that he was ineligible to cast a vote on any matter, as his appointment to the Board as an Independent Director had not yet been ratified by Shareholders.

*    Term of office of each Director is indefinite.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                               INTERESTED DIRECTOR
                             (INFORMATION UNAUDITED)

                                                                               NUMBER OF
                 POSITION(S)         TERM OF               PRINCIPAL         PORTFOLIOS IN
                  HELD WITH        OFFICE* AND           OCCUPATION(S)        FUND COMPLEX
     NAME            THE            LENGTH OF               DURING             OVERSEEN BY         OTHER DIRECTORSHIPS
   AND AGE         COMPANY         TIME SERVED           PAST 5 YEARS           DIRECTOR            HELD BY DIRECTOR
   -------       -----------   ------------------   ----------------------   -------------   ------------------------------
Raymond Nolte    President     September 2005       CEO, Fund of Hedge       One             None
(born 1961)      and           to present           Funds Group; Portfolio
                 Director                           Manager to The
                 (Chair)                            Company since
                                                    September 2005; Global
                                                    Head and Chief
                                                    Investment Officer,
                                                    Deutsche Bank ARS
                                                    Fund of Funds business
                                                    (1996-April 2005).

*    Term of office of each Director is indefinite.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                    OFFICERS
                             (INFORMATION UNAUDITED)

                    POSITION(S)        TERM OF OFFICE*
      NAME           HELD WITH        AND LENGTH OF TIME                   PRINCIPAL OCCUPATION(S)
    AND AGE         THE COMPANY            SERVED                            DURING PAST 5 YEARS
    -------        -------------   -------------------------   -----------------------------------------------
Raymond Nolte      President and   September 2005 to present   See table for "Interested Director" above.
(born 1961)        Director

Trudi Gilligan     Chief           December 2004 to present    Director and Associate General Counsel,
(born 1967)        Compliance                                  Citigroup Alternative Investments LLC (since
                   Officer                                     2004); Vice President and Associate General
                                                               Counsel, Citigroup Alternative Investments
                                                               LLC (2000-2004); Associate, law firm of
                                                               Battle Fowler LLP. (1996-2000)

King Chan          Treasurer,      December 2009 to present    Vice President, Citigroup Alternative
(born 1976)        Principal                                   Investments LLC (2005-present)
                   Financial
                   Officer

Christopher Hutt   Secretary       March 2008 to present       Director, Citigroup Alternative Investments
(born 1970)                                                    LLC (January 2008-present); Vice President,
                                                               Citigroup Alternative Investments LLC (2004-
                                                               2008)

Brahm Pillai       Assistant       March 2008 to present       Assistant Vice President, Citigroup Alternative
(born 1979)        Secretary                                   Investments LLC (2007-present); Associate,
                                                               Citigroup Alternative Investments LLC (2005-
                                                               2006)

*    Term of office of each officer is indefinite.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,000 for 2009 and $115,000 for 2010.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $66,000 for 2009 and $69,900 for 2010. This fee relates to the preparation of the registrant's tax return and for the investors' K-1.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $6,500 for 2010. This fee relates to the auditors N-2 fee filing.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund's investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund's operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) NA

                           (c) 100%

                           (d) 100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.


                             Proxy Voting Procedures
                             -----------------------

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Fund"), a "series" investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), has adopted these proxy voting procedures (the "Procedures") in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").

DELEGATION OF PROXY VOTING. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, Citigroup Alternative Investments LLC ("CAI"), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between CAI and its clients ("Adviser Procedures"), which have been reviewed and approved by the Board of Directors of the Fund and are attached hereto.

ANNUAL REVIEW. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

FORM N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund's complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: BY AUGUST 31, 2010, THE FUND WILL BE REQUIRED TO FILE FORM N-PX FOR THE PERIOD JULY 1, 2009 TO JUNE 30, 2010.

DISCLOSURE OF PROXY PROCEDURES. Commencing in 2003, the Fund will ensure that a description of its (and CAI's) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE:  REQUIRED WITH THE NEXT SUCH DOCUMENT FILED WITH THE SEC.

AVAILABILITY OF PROXY VOTING PROCEDURES AND VOTING RECORD. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or CAI website or upon request by calling a toll-free or collect telephone number.

NOTE: REQUIRED WITH THE NEXT SUCH DOCUMENT FILED WITH THE SEC ON OR AFTER AUGUST 31, 2010.

Adopted:  September 18, 2003


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        Raymond Nolte is currently the sole portfolio manager of the registrant's portfolio and as such has primary responsibility for the day-to-day management of the Company. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte's professional background is described above in the table below.


--------------------------------- ------------------------------ ------------------------------- ------------------------------
          NAME AND AGE            POSITION(S) HELD WITH COMPANY  TERM OF OFFICE* AND LENGTH OF      PRINCIPAL OCCUPATION(S)
                                                                          TIME SERVED               DURING THE PAST 5 YEARS
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Raymond Nolte                     Portfolio Manager, Director,   September 2005 to present       CEO, Fund of Hedge Funds
(born 1961)                       President                                                      Group; Portfolio Manager to
                                                                                                 the Company since September
                                                                                                 2005; Global Head and Chief
                                                                                                 Investment Officer, Deutsche
                                                                                                 Bank ARS Fund of Funds
                                                                                                 business (1996-April 2005)
--------------------------------- ------------------------------ ------------------------------- ------------------------------

(A)(2)  OTHER  ACCOUNTS  MANAGED BY  PORTFOLIO MANAGER(S)  OR   MANAGEMENT  TEAM
        MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER -- AS OF MARCH 31, 2010


------------------------------------------------------------------------------------------------------------------------------------
  Name of                                                                  No. of       Total Assets
Portfolio                                                                 Accounts      in Accounts
Manager or                                  Total                          where           where
   Team                                     No. of                      Advisory Fee    Advisory Fee
   ----               Type of              Accounts        Total        is Based on     is Based on
  Member              Accounts             Managed         Assets       Performance     Performance
  ------              --------             -------         ------       -----------     -----------
------------------------------------------------------------------------------------------------------------------------------------
Raymond Nolte        Registered                1            $690             n/a             n/a
                     Investment                            million
                     Companies:
------------------------------------------------------------------------------------------------------------------------------------
Raymond Nolte        Other Pooled              7            $882              5             $861
                     Investment                            million                         million
                     Vehicles:
------------------------------------------------------------------------------------------------------------------------------------
Raymond Nolte        Other Accounts:           2            $169             n/a             n/a
                                                           million
------------------------------------------------------------------------------------------------------------------------------------

        POTENTIAL CONFLICTS OF INTERESTS

        As shown in the table above, Mr. Nolte is responsible for managing other accounts ("Other Accounts") in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

        One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

        Mr. Nolte's management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

        The management of personal accounts by Mr. Nolte may give rise to potential conflicts of interest. While the Adviser's code of ethics will impose limits on the ability of Mr. Nolte to trade for his personal account, there is no assurance that the Adviser's code of ethics will eliminate such conflicts.

        Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser's management of the Fund's investments and such Other Accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS -- AS OF MARCH 31, 2010

        Mr. Nolte's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of Citigroup as a whole, that of CAI as a whole, and that of CAI's Global Fund of Funds business unit, for which Mr. Nolte serves as chief executive. The discretionary bonus is not linked to the performance of any specific benchmark or that of any CAI investment fund or account; nor are specific asset size targets considered.


(A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP - AS OF MARCH 31, 2010




                                                          Dollar ($) Range
                                Name of Portfolio         of Fund Shares
                                   Manager or               Beneficially
                                   Team Member                 Owned
                                   -----------                 -----

                                  Raymond Nolte            Not applicable


        (B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Citigroup Alternative Investments Multi-Adviser Hedge Fund
               Portfolios LLC
               -----------------------------------------------------------------

By (Signature and Title)*  /s/ Raymond Nolte
                         -------------------------------------------------------
                           Raymond Nolte, President
                           (principal executive officer)

Date                       June 4, 2010
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Raymond Nolte
                         -------------------------------------------------------
                           Raymond Nolte, President
                           (principal executive officer)

Date                       June 4, 2010
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ King Chan
                         -------------------------------------------------------
                           King Chan, Treasurer
                           (principal financial officer)

Date                       June 4, 2010
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.